Exhibit 10.1

                              EMPLOYMENT AGREEMENT

                  THIS AGREEMENT made this 1st day of April, 2005, by and between MediaBay, Inc., a Florida corporation with offices at 2 Ridgedale
Avenue, Cedar Knolls, New Jersey 07927 (the "Company"), and Patricia G. Campbell, residing at 4880 Gloucester Drive, Doylestown, Pennsylvania 18901-9535 (the "Executive"),

                                   WITNESSETH:

                  WHEREAS, the Company is engaged in the audio book club, old-time radio and spoken audio digital download businesses; and

                  WHEREAS, the Company desires to employ the Executive; and

                  WHEREAS, the Executive is willing to serve the Company on the terms and conditions herein provided.

                  NOW, THEREFORE, in consideration of the promises and the respective covenants and agreements of the parties herein contained and intending to be legally bound hereby, the parties agree as follows:

         1. Recitals. The Whereas clauses recited above are hereby incorporated by reference as though they were fully set forth herein.

         2. Employment. The Company shall employ the Executive, and the Executive shall serve the Company, on the terms and conditions set forth herein.

         3. Term. The term of Executive's employment pursuant to this Agreement shall commence on April 4, 2005 (the "Effective Date") and shall end on March 31, 2008, if not terminated earlier pursuant to the termination provisions contained herein (the "Term").

         4. Position and Duties. Subject to the terms set forth herein, the Executive shall be employed by the Company as Chief Operating Officer of the Company. Her power and authority shall remain subject to the direction and control of the Chief Executive Officer and the Board of Directors of the Company. The Executive shall have marketing, public relations, customer service, merchandising, publisher relations and new product development responsibilities for the Company and its subsidiaries (including Audio Book Club, Inc., Radio Spirits, Inc. and MediaBay.com), as well as operational and marketing oversight of the business and affairs of the Company and its subsidiaries, and any other businesses that the Company or its subsidiaries may hereafter acquire.

         5. Time and Attention. During the Term, the Executive shall devote her best efforts, except during periods of vacation, sick leave, or other duly authorized leave of absence, and her full occupational time and attention to the performance of her duties and to the Company's and its subsidiaries' business and affairs. The Executive shall work at the Company's offices, currently at 2 Ridgedale Avenue, Cedar Knolls, New Jersey; in the event of a relocation of the Company's offices, the Executive shall not be required, without her consent, to relocate her residence. It will not be a violation of this Agreement for the Executive to serve as an officer or director of a cooperative apartment, as a non-executive director of any business entity, or civic or charitable organization or committee, to perform speaking engagements, or to manage personal passive investments, so long as such activities (individually or collectively) do not conflict or materially interfere with the performance of the Executive's duties hereunder. The Company agrees that Executive may participate as a member of the Board of Directors of Web Clients, Synova
Healthcare, Terra Nova Marketing Solutions, Terra Nova Marketing Services and the Direct Marketing Association.

         6. Compensation and Related Matters.

                  (a) Base Salary. For services rendered pursuant to this Agreement, the Company shall pay to the Executive an annual base salary of $215,000 in installments in accordance with the Company's regular payroll practices, but in no event less frequently than semimonthly, subject to applicable withholding and other taxes.

                  (b) Bonus. The Executive will receive a one-time starting bonus of $50,000, paid as of the Executive's first day of employment under this Agreement. The Executive will also be eligible to participate in the Company's discretionary bonus plan that is currently under development. Eligibility for a bonus will be based upon a set of financial and non-financial objectives set by the Chief Executive Officer whose recommendation is subject to approval by the compensation committee of Board of Directors (the "Compensation Committee"). The rules governing the discretionary bonus plan will be governed by the plan document for each fiscal year (which ends on December 31). The bonus will be prorated if the Executive's employment hereunder is terminated other than for Cause (as defined below). Determinations as to whether the Executive shall receive any bonus, including the determination as to whether objectives have been met, shall be made at the sole discretion of the Compensation Committee. Any bonus awarded will be paid no later than the later of March 15 of the following year and the tenth (10th) business day after the Company has filed its Form 10-K for such fiscal year.

                  (c) Expenses. The Executive shall receive prompt reimbursement for all reasonable travel and business expenses in connection with services performed hereunder in accordance with normal Company policy, as the same may be determined from time to time. The Executive will be allowed to travel business class for any international business trips. In conjunction with this provision, the Executive shall receive reimbursement for expenses related to ISP, broadband Internet connection and cell phone service for business-related usage.

                  (d) Insurance and Employee Benefits. The Executive shall be eligible to receive such medical, surgical, hospitalization, disability and life insurance and retirement benefits as are made available to executive employees of the Company, subject to the general eligibility and participation provisions set forth in such plans. The Company reserves the right to adopt, amend or discontinue any employee benefit, plan, or program in accordance with then applicable law; provided, however, that if the effect of any such amendment or discontinuation results is an economic detriment to the Executive as compared to the benefits in force on the date hereof, the Company shall make cash payments from time to time in order to provide the Executive with the after-tax substantial equivalent of the benefits now in force. Any and all cash payments that may be provided as per the previous sentence shall be made on a monthly basis and shall in no case exceed the monthly contributions made by Company on behalf of Executive for any employee benefit, plan, or program that has been discontinued or amended.

                  (e) Vacation. The Executive shall receive during each full year of this Agreement four (4) weeks' (twenty [20] working days') paid vacation. In explanation and not in limitation of the foregoing sentence, the


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

Executive shall be entitled to four weeks' paid vacation at times reasonably convenient to the Executive and the Company during the first twelve months of the term of this Agreement. The Executive shall be entitled to carry over any unused portion of such paid vacation to subsequent years of her employment by the Company and to be paid for unused vacation upon termination of her employment for any reason.

                  (f) Stock Options. On the Effective Date, the Executive shall be granted options to purchase Eight Hundred Fifty Thousand (850,000) shares of common stock of the Company, exercisable on or prior to the tenth anniversary of the Effective Date, pursuant to and in accordance with (and therefore subject to all terms and conditions of) the Company's 2004 Stock Incentive Plan and a stock option agreement in form reasonably acceptable to counsel for both parties. Such options shall be incentive stock options of the type contemplated by I.R.C. ss.
422. The exercise price of the stock options will be equal to the fair market value (as defined in the said Plan) on the Effective Date. The stock options will vest according to the following schedule: 40% on the Effective Date; 20% on the first anniversary of the Effective Date, 20% on the Second Anniversary of the Effective Date and 20% on the third anniversary of the Effective Date.

         7. Non-Competition and Confidentiality Covenant.

                  (a) (i) During the Term and for a period of two (2) years immediately following the termination of her employment, whether said termination is occasioned by the Company, the Executive or a mutual agreement of the parties for any reason whatsoever, and provided that the Company is not in material breach of this Agreement, the Executive shall not, for herself or on behalf of any other person, persons, firm, partnership, corporation or company,
(i) engage, have an interest in, participate in or render any services to any business (whether as owner, manager, operator, licensor, licensee, lender, partner, equity holder, joint venturer, employee, consultant or otherwise) in substantial and direct competition with any business conducted by the Company or its subsidiaries at the time of termination (including the audio book, old-time radio and spoken audio digital download businesses and any businesses which are hereafter acquired by, merged with or transferred to the Company prior to such termination [collectively, the "Business"]), or (ii) solicit or attempt to solicit the business or patronage of any person, firm, corporation, company or partnership, which had previously been an employee of the Company or its subsidiaries, for the purpose of engaging in the Business. Notwithstanding the foregoing, nothing herein shall prevent the Executive from owning stock in a publicly traded corporation whose activities compete with those of the Company and/or its subsidiaries, provided that such stock holdings are not greater than five percent (5%) of such corporation.

                  (ii) Provided the Company is not in material breach of this Agreement, the Executive shall not, during the Term and for a period of two (2) years thereafter, directly or indirectly, take any action which constitutes an interference with or a disruption of any of the Company's business activities including, the solicitations of the Company's customers or vendors, or persons listed on the personnel lists of the Company.

                  (iii) For purposes of clarification, but not of limitation, the Executive hereby acknowledges and agrees that the provisions of this Section 7(a) shall serve as a prohibition, provided that the Company is not in material breach of this Agreement, against her, during the period referred to therein, directly or indirectly, hiring, offering to hire, enticing, soliciting or in any other manner persuading or attempting to persuade any officer, employee, agent, lessor, lessee, licensor, licensee or customer of the Company (but only those


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

existing during the time of the Executive's employment by the Company, or at the termination of her employment), to discontinue or alter his, her or its relationship with the Company. The preceding sentence shall not apply to any employees of Company who were employees of Terra Nova Marketing Solutions as of the date of this Agreement.

                  (iv) The Company and the Executive acknowledge that the services to be performed by the Executive under this Agreement are unique and extraordinary and that, as a result of such employment, the Executive shall be in possession of confidential information relating to the business practices of the Company. The term "confidential information" shall mean any and all information (oral or written) relating to the Company or to any of its affiliates, or to any of their respective activities, other than such information which (A) is or comes into the public domain (such information not being deemed to be in the public domain merely because it is embraced by more general information which is in the public domain) other than as the result of breach of the provisions of this Section 7, (B) was known to the Executive without obligation of confidentiality prior to its disclosure by the Company, as demonstrated by competent documentary evidence in Executive's possession, (C) which properly becomes available to the Executive, under conditions which do not restrict further disclosure, from a third-party source who shall not have obtained such information either directly or indirectly from the Company or its affiliates, or (D) the Executive is required to disclose under any applicable laws, regulations or directives of any government agency, tribunal or authority having jurisdiction in the matter or under subpoena or other process of law. The Executive shall not, during the Term and thereafter, except as may be required in the course of the performance of her duties hereunder, directly or indirectly, use, communicate, disclose or disseminate to any person, firm or corporation any confidential information regarding the clients, customers or business practices of the Company acquired by the Executive, without the prior written consent of the Company; and the Executive also understands that Executive shall be prohibited from misappropriating any trade secret at any time during or after the Term.

                  (v) Upon the termination of the Executive's employment for any reason whatsoever, all documents, records, notebooks, equipment, price lists, specifications, programs, customer and prospective customer lists and other materials which refer or relate to any aspect of the business of the Company which are in the possession of the Executive, including all copies thereof, shall be promptly returned to the Company.

                  (b) During the Term and  thereafter,  the Executive  shall not directly or indirectly disparage the commercial, business or financial representation of the Company or any of its officers, directors, employees or affiliates.

                  (c) (i) The parties hereto hereby  acknowledge  and agree that
(i) the Company would be irreparably injured in the event of a breach by the Executive of any of his obligations under this Section 7, (ii) monetary damages would not be an adequate remedy for any such breach, and (iii) the Company shall be entitled to injunctive relief, in addition to any other remedy which it may have, in the event of any such breach.

                  (ii) Each of the rights and remedies enumerated in Section 7 shall be independent of the other, and shall be severally enforceable, and all of such rights and remedies shall be in addition to, and not in lieu of, any other rights and remedies available to the Company under law or in equity.


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

                  (iii) If any provision contained in this Section 7 is found to be unenforceable by reason of the extent, duration or scope thereof, or otherwise, then the court making such determination shall have the right to reduce such extent, duration, scope or other provision and in its reduced form any such restriction shall thereafter be enforceable as contemplated hereby.

                  (iv) It is the intent of the parties hereto that the covenants contained in this Section 7 shall be enforced to the fullest extent permissible under the laws and public policies of each jurisdiction in which enforcement is sought (the Executive hereby acknowledging that said restrictions are reasonably necessary for the protection of the Company). Accordingly, it is hereby agreed that if any of the provisions of this Section 7 shall be adjudicated to be invalid or unenforceable for any reason whatsoever, said provision shall be (only with respect to the operation thereof in the particular jurisdiction in which such adjudication is made) construed by limiting and reducing it so as to be enforceable to the extent permissible, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of said provision in any other jurisdiction.

                  (v) The Executive's obligations under this Section 7 shall survive the termination of this Agreement for any reason whatsoever.

         8. Executive's Representations and Warranties.

                  (a) No Breach of Contract. Executive represents and warrants that the execution and delivery of this Agreement by the Executive and the performance of the Executive's obligations hereunder does not and will not conflict with or breach any agreement, order or decree to which the Executive is a party or by which the Executive is bound.

                  (b) No Conflict of Interest. Executive warrants that Executive is not, to the best of Executive's knowledge and belief, involved in any situation that might create, or appear to create, a conflict of interest with Executive's loyalty to or duties for the Company.

                  (c) Notification of Materials or Documents from Other Employees. Executive further warrants that Executive has not brought and will not bring to the Company or use in the performance of Executive's responsibilities at the Company any materials or documents of a former employer that are not generally available to the public, unless Executive has obtained express written authorization from the former employee for their possession and use.

                  (d) Notification of Other Post-Employment Obligations. Executive also understands that, as part of Executive's employment with the Company, Executive is not to breach any obligation of confidentiality that Executive has to former employers, and Executive agrees to honor all such obligations to former employers during Executive's employment with the Company. Executive warrants that Executive is subject to no employment agreement or restrictive covenant preventing full performance of Executive's duties under this Agreement.

                  (e) Indemnification for Breach; Survival. In addition to other remedies which the Company might have for breach of this Agreement, Executive agrees to indemnify and hold the Company harmless from any breach of the provisions of this Section 8. The terms of this Section 8 shall survive any termination of this Agreement.

         9. Termination by the Company.

                  (a) General. The Company shall have the right to terminate the Executive's employment pursuant to this Agreement with or without Cause at any time during the term of this Agreement by giving written notice to the

Executive. The termination shall become effective on the date specified in the notice. Upon termination by the Company without Cause (as defined below), the Company shall immediately pay the Executive any reimbursable expenses owed to her, unused accrued vacation and pro-rata bonus and shall make available to the Executive continuation of her medical, surgical and hospitalization benefits as required by COBRA.

                  (b) Cause. In the event that the Executive is terminated for Cause, the Company shall pay the Executive any unpaid base salary due Executive through the date of termination Executive shall not be entitled to any additional salary, bonus payments, severance, or other compensation.

                  (c) Without Cause. In the event that the Executive is terminated without Cause, in addition to paying the Executive through the date of termination and, if applicable, complying with subparagraph (a) above, the Company shall pay to the Executive severance compensation equal to six (6) months of the Employee's Base Salary as of the date of termination (twelve [12] months of the Executive's Base Salary, if such termination occurs on or after the first anniversary of this Agreement) payable as set forth in Section 6(a) above, and any options to purchase common stock of the Company then held by the Executive shall, as of the date of such termination, be deemed to be fully vested for all purposes.

                  (d) Cause. For purposes of this Section 9, "Cause" shall mean that the Board of Directors has reasonably determined that the Executive has engaged in any of the following: (i) any material breach of Section 7 of this Agreement; (ii) any other act or omission which constitutes a material breach of, or material failure or refusal to perform duties under this Agreement or any covenant or condition thereof, except in this case of Section 7, after notice of such and failure to cure the same within fifteen (15) business days; (iii) any act constituting dishonesty, fraud, immoral or disreputable conduct or breach of fiduciary duty or other misconduct which is materially harmful (monetarily or otherwise) to the Company or its reputation; (iv) any conviction of a felony under applicable law; (v) refusal to abide by or implement a lawful directive of the Board of Directors after notice of such and failure to cure the same within fifteen (15) business days; or (vi) gross negligence or gross misconduct of the Executive in the performance of her duties hereunder.

                  (e) Mitigation. It shall not be a condition of Executive's right to obtain any payment or continuation of compensation and benefits under this Section 9 or under Section 10(b) that the Executive mitigate any damages. The Company expressly acknowledges that the Executive shall not be required to mitigate any damages, nor shall the Company at any time raise or assert any defense based upon the Executive's purported failure to mitigate damages.

         10. Termination by the Executive.

                  (a) General. The Executive may terminate this Agreement at any time by giving at least thirty (30) days' prior written notice to the Company. Any such termination shall become effective on the date specified in such notice. Notwithstanding the foregoing, at the option of the Company, the termination of Executive's employment may become effective on any date on or after the date of the notice upon notice to the Executive by the Company and payment by the Company of the Executive's base salary through the date of such notice; such termination shall be deemed a voluntary termination by the Executive and not termination by the Company. Upon termination, the Company


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

shall promptly pay the Executive any reimbursable  expenses owed to her and make
available  to  the  Executive   continuation   of  her  medical,   surgical  and
hospitalization benefits as required by COBRA.

                  (b) Good Reason. The Executive may terminate her employment for Good Reason. For purposes of this Agreement, "Good Reason" shall mean: (a) any material failure by the Company to pay the compensation and benefits provided for in this Agreement or any other material breach by the Company of any provision of this Agreement, which breach or failure shall continue uncured for ten (10) days following notice thereof having been given to the Company; (b) the sale or discontinuation of substantially all of the business of the Company under the Executive's management; or (c) a Change in Control of the Company (as hereinafter defined). If the Executive terminates her employment for Good Reason, then the Executive shall receive the compensation and benefits set forth in Section 9(c) applicable to termination of the Executive's employment without Cause.

                  (c) Change of Control. For purposes of this Agreement, a "Change of Control" shall be deemed to occur, unless previously consented to in writing by the Executive, upon (i) the actual acquisition of fifty percent (50%) or more of the voting securities of the Company by any company or entity or affiliated group of companies or entities (other than pursuant to a bona fide underwriting agreement relating to a public distribution of securities of the Company) not affiliated with the Executive or Satellite Asset Management and/or any of its affiliates (ii) the completion of a proxy content against the management for the election of a majority of the Board of Directors of the Company if the group (other than a group which includes Satellite Asset Management and/or any of its affiliates) conducting the proxy contest owns, has or gains the power to vote at least fifty percent (50%) of the voting securities of the Company, or (iii) a merger or consolidation in which the Company is not the surviving entity or a sale of all or substantially all of the assets of the Company.

         11. Termination by Death or Disability of the Executive.

                  (a) Death. In the event of the Executive's death during the term of this Agreement, all obligations of the parties hereunder shall terminate immediately, and the Company shall pay to the Executive's legal representatives the Base Salary (and any earned bonuses) due the Executive through the day on which Executive's death shall have occurred.

                  (b) Disability. Subject to applicable state and federal law, the Company shall at all times have the right, upon written notice to the Executive, to terminate this Agreement based on the Executive's Disability (as defined below). Upon any termination pursuant to this Section, the Company shall pay to the Executive any unpaid Base Salary through the effective date of termination specified in such notice. The Company shall have no further liability hereunder (other than for reimbursement for reasonable business expenses incurred prior to the date of termination, subject, however, to the provisions hereof). Termination by the Company of the Executive's employment based on "Disability" shall mean termination because the Executive is unable to perform the essential functions of Executive's position with or without accommodation due to a disability (as such term is defined in the Americans with Disabilities Act) for six (6) consecutive months. This definition shall be interpreted and applied consistent with the Americans with Disabilities Act, the Family and Medical Leave Act and other applicable law.

         12. Termination by Mutual Consent. If at any time during the term of this Agreement the parties by mutual consent decide to terminate this Agreement, they shall do so by separate agreement setting forth the terms and conditions of such agreement.


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

         13. Indemnification. The Company shall indemnify the Executive to the fullest extent permitted by the Florida Business Corporation Act, the federal securities laws, the Sarbanes-Oxley Act of 2003 and the Company's Articles of Incorporation and By-laws, each as amended from time to time, for all amounts (including without limitation, judgments, fines, settlement payments, expenses and attorney's fees) incurred or paid by the Executive in connection with any action, suit, investigation or proceeding arising out of or relating to the performance by the Executive of services for, or the acting by the Executive as a director, officer or employee of the Company, or any other person or enterprise at the Company's request. If any claim is asserted or other matter arises with respect to which the Executive believes in good faith the Executive is entitled to indemnification as contemplated hereby, the Company shall have the right to assume the defense or investigation of such Claim or matter. The Executive shall reimburse the Company for any amounts advanced to the Executive, plus simple interest thereon at the then current Prime Rate as in effect from time to time, compounded annually, if the Executive shall be found, as finally judicially determined by a court of competent jurisdiction, not to have been entitled to indemnification hereunder. To the fullest extent permitted by the Florida Business Corporation Act, the federal securities laws, the Sarbanes-Oxley Act of 2003 and the Company's Articles of Incorporation and By-laws, each as amended from time to time, the Company shall advance and pay the expenses (including attorneys' fees and disbursements) incurred by the Executive in defending any proceeding in advance of its final disposition. If a claim by the Executive for indemnification or payment of expenses under this
Section 13 is not paid in full after a written claim therefor has been received by the Company, the Executive may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim, including reasonable attorneys' fees; in any such action, the Company shall have the burden of proving that the Executive is not entitled to the requested indemnification or payment of expenses under applicable law. This Section 13 shall survive the termination of this Agreement.

         14. Governing Law. Except as preempted by federal law, this Agreement shall be executed, construed and performed in accordance with the laws of the State of New Jersey without reference to conflict of principles (except that Section 13 shall be construed and performed in accordance with the Florida Business Corporation Act). The parties agree that the venue for any dispute hereunder will be the state or federal courts in New Jersey, and the parties hereby agree to the exclusive jurisdiction thereof.

         15. Binding Agreement. This Agreement and all rights and obligations hereunder shall inure to the benefit of and be enforceable by the parties and their personal or legal representatives, executors, administrators, successors, heirs, distributes, devisees and legatees and assigns, including, without limitation any successor to the Company whether by merger, consolidation, sale of stock or otherwise. Neither this Agreement nor any right or obligation hereunder may be sold, transferred, assigned, or pledged by the Company (except to an affiliate or successor) or by Executive without the prior written consent of the other.

         16. Notices. For the purpose of this Agreement, notices, demands and all other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when delivered personally, or by private overnight courier or mail service, postage prepaid or (unless otherwise specified) mailed by United States registered or certified mail, return receipt requested, postage pre-paid, addresses as follows:

          If to the Executive:      To her home  address  as listed  in  Company
                                    records at the time notice is given,  with a
                                    copy in like  manner to  Hilary  B.  Miller,
                                    Esq.,   112   Parsonage   Road,   Greenwich,
                                    Connecticut 06830-3942;

          If to the Company:        To its  corporate  headquarters  at the time
                                    notice  of  given.   "Attention:   Board  of
                                    Directors," with a copy in like manner to Adam G. Safir, Esq., 437 Madison Ave Fl 20,
                                    New York, New York 10022-7045;

or to such other address as the parties may furnish to each other in writing. Service of process in any action, proceeding or counterclaim arising hereunder or with respect to the subject matter hereof may be made in the manner herein set forth for notices, each party hereby waiving the requirement for personal service or service by any other means.

         17. Waiver and Modification.

                  (a) No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is in writing signed by the parties hereto.

                  (b) No delay, waiver, omission or forbearance (whether by conduct or otherwise) by any party hereto at any time to exercise any right, option, duty or power arising out of breach or default by the other party of any of the terms, conditions or provisions of this Agreement to be performed by such other party shall constitute a waiver by such party of a waiver of such party's rights to enforce any right, option or power as against the other party or as to a subsequent breach or default by such other party, and no explicit waiver shall constitute a waiver of similar or dissimilar terms, provisions or conditions at the same time or at any prior or subsequent time.

         18. Severability. The invalidity or unenforceability of any provision or provisions of this Agreement shall not affect the validity or enforceability of any other provision of this agreement; and, in the event that any one or more of the words, phrases, sentences, clauses, provisions, sections or articles contained in this Agreement shall be declared invalid, this Agreement shall be construed as if such invalid word or words, phrase or phrases, sentence or sentences, clause or clauses, provision or provisions, section or sections or article or articles had not bee inserted and the remainder of this Agreement shall remain in full force and effect.

         19. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument. A photocopy or electronic facsimile of this Agreement or of any signature hereon shall be deemed and original for all purposes.

         20. Entire Agreement. This Agreement contains the entire understanding of the Company and the Executive with respect to the subject matter hereof. This Agreement supersedes all prior agreements and understandings, whether written or oral, between the Executive and the Company with respect to such subject matter, and there are no restrictions, agreements, promises, warranties or covenants other than those stated in this Agreement.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


                                                    "COMPANY"
                                      MediaBay, Inc., a Florida Corporation


                                      By /s/ Joseph Rosetti
                                         ----------------------------
                                      Printed Name Joseph Rosetti
                                                   ------------------
                                      Title Chairman
                                            -------------------------


                                                    "EXECUTIVE"


                                      /s/ Patricia G. Campbell
                                      -------------------------------
                                          Patricia G. Campbell